SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 21, 2004

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Maryland                      001-13145                 36-4150422
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      (State or other               (Commission File            (IRS Employer
jurisdiction of Incorporation           Number)              Identification No.)

  200 East Randolph Drive, Chicago, IL                             60601
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure

      On July 20, 2004, Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing that the Board of Directors of the Company elected Colin Dyer as President, Chief Executive Officer and a member of the Board of Directors, effective as of September 7, 2004. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Jones Lang LaSalle also entered into an offer letter with Mr. Dyer, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

            (c)   Exhibits

      The following exhibits are included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated dated
                  July 20, 2004

            99.2. Offer Letter between Colin Dyer and Jones Lang LaSalle dated as of July 16, 2004 and accepted July 19, 2004

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2004                JONES LANG LASALLE INCORPORATED

                                    By: /s/ Lauralee E. Martin
                                        -------------------------------
                                    Name:  Lauralee E. Martin

                                    Title: Executive Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated July 20, 2004 announcing that the Board of Directors of the Company has elected Colin Dyer as President, Chief Executive Officer and a member of the Board of Directors, effective as of September 7, 2004.

Exhibit 99.2 Offer Letter between Colin Dyer and Jones Lang LaSalle dated as of July 16, 2004 and accepted July 19, 2004.